UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

TRUTANKLESS, INC.
(Exact name of registrant as specified in charter)

000-55219	Nevada	26-2137574
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14646 North Kierland Blvd., Suite 270

Scottsdale, AZ 85254

(Address of principal executive offices and zip code)

480-275-7572

(Registrant’s telephone number including area code)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF TRUTANKLESS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

TRUTANKLESS, INC.

14646 North Kierland Blvd., Suite 270, Scottsdale, AZ 85254

INFORMATION STATEMENT

September 12, 2023

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders”) of shares of common stock, par value $0.001 (“Common Stock”) of Trutankless, Inc., a Nevada corporation (the “Company”), as of the close of business on August 30, 2023 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Nevada Revised Statutes. The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Written Consent”). The Written Consent approved the following actions:

•	The Spin-Off (the “Spin-Off”) of our wholly owned subsidiary, Tankless365, Inc. a Nevada corporation (“Tankless365”), with the exact structure of the Spin-Off to be determined by management of the Company; and

•	The name change (the “Name Change”) of the Company from Trutankless Inc. to Xeritech, Inc.

This information statement is being furnished in connection with the distribution (the “Distribution”) by the Company to the holders of its outstanding shares of Common Stock. On a date determined by management, the “Distribution Date”, each Shareholder holding shares of Common Stock outstanding as of the Record Date will be entitled to receive shares of common stock of Tankless365, pro rata based on a 4:1 ratio, so that for each four (4) shares of Common Stock of the Company held by a Shareholder on the Record date, the Shareholder will receive one share of common stock of Tankless365. Immediately following the Distribution, those stockholders will own 100% of the outstanding common stock of Tankless365.

Following the distribution, you will own both shares of Company common stock and Tankless365 common stock. You do not need to pay any consideration, exchange or surrender your existing shares of Common Stock or take any other action to receive your Tankless365 shares. There is no current trading market for Tankless365 securities.

As described in this Information Statement, the Majority Stockholders, collectively representing approximately 57.38% of the voting power of the Company, approved the Spin-Off and the Name Change by written consent in lieu of a meeting of Stockholders. This Information Statement is being furnished for informational purposes only.

Our Board of Directors is not soliciting your proxy or consent in connection with the Spin-Off and the Name change. You are urged to read this Information Statement carefully and in its entirety for a description of the corporate action taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Spin-Off taken have no right under Nevada corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE SPIN-OFF.

By order of the Board of Directors of Trutankless, Inc.

September 12, 2023

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TRUTANKLESS, INC.

14646 North Kierland Blvd., Suite 270, Scottsdale, AZ 85254

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

THE MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement contains a brief summary of the material aspects of the Spin-Off approved by the Board of Trutankless, Inc. (the “Company,” “we,” “our,” or “us”) and the Majority Stockholders which hold a majority of the voting capital stock of the Company. This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders”) of shares of common stock, par value $0.001 (“Common Stock”) of Trutankless, Inc., a Nevada corporation (the “Company”), as of the close of business on August 30, 2023 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Nevada Revised Statutes. The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Written Consent”). The Written Consent approved the following actions:

•	The Spin-Off (the “Spin-Off”) of our wholly owned subsidiary, Tankless365, Inc. a Nevada corporation (“Tankless365”), with the exact structure of the Spin-Off to be determined by management of the Company; and

•	The name change (the “Name Change”) of the Company from Trutankless, Inc. to Xeritech, Inc.

The Written Consent is the only shareholder approval required to effect the Spin-Off and the Name Change under the Nevada Revised Statutes (the “NRS”), our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our shareholders, and our Board is not soliciting your consent or proxy in connection with the Spin-Off.

Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The NRS, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, this Information Statement is first being mailed on or about September 12, 2023, to our shareholders and is being delivered to inform you of the corporate action described herein in accordance with Section 78.390 of the NRS and Rule 14c-2 of the Securities Exchange Act of 1934. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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OUTSTANDING VOTING SECURITIES

Preferred and Common Stock

The Company is currently authorized to issue up to 150,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 (the “Preferred Stock”), of which 76,000 shares have been designated as Series A Preferred Stock (the “Series A Preferred”) and 10,000 shares have been designated as Series B Preferred Stock (the “Series B Preferred”). As of August 30, 2023, we had 38,773,230 shares of Common Stock issued and outstanding, 0 shares of Series A Preferred Stock issued and outstanding and 10,000 shares of Series B issued and outstanding. Pursuant to Section 78.320 of the NRS, at least a majority of the voting equity of the Company are required to approve the Spin Out and Name Change by written consent. The Majority Stockholders, who hold in the aggregate 5,054,830 shares of Common Stock, and 10,000 shares of Series B Preferred Stock (approximately 57.38% of the voting equity of the Company), have voted in favor of the Spin-Off and the Name Change thereby satisfying the requirement under Section 78.320 of the NRS that at least a majority of the voting equity vote in favor of a corporate action by written consent.

In April 2020, the Board of Directors of the Company designated 10,000 shares of its Series B Preferred Stock. The Series B Preferred Stock does not pay a dividend, does not have any liquidation preference over other securities issued by the Company and are not convertible into shares of the Company’s common stock. For so long as any shares of the Series B Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have voting power equal to a controlling 51% of the total vote on all shareholder matters of the Company.

The following table sets forth the names of the Majority Stockholders, the number of shares of Series B Preferred Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Spin-Off and the Name Change and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Name of Majority Stockholders	Number of Series B Preferred Stock held	Number of Shares of Common Stock held and votes in favor		Number of Votes held by such Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Action(2)
Michael Stebbins	5,000	3,289,289	(1)	23,467,195	23,467,195	29.65%
Robertson James Orr	5,000	1,765,541		21,943,447	21,943,447	27.73%
Total	10,000	5,054,830		45,410,642	45,410,642	57.38%

(1)

This number includes 1,243,664 shares held directly in the name of Michael Stebbins, 2,000,000 shares held indirectly by Level Point Corp, of which Michael Stebbins is the sole officer and director, 1,875 shares held indirectly by Core Financial Companies LLC, of which Michael Stebbins is the sole member and manager, and 43,750 shares held indirectly by White Isle Holdings, LLC, of which Michael Stebbins’ wife is the sole member and manager.

(2)

Based on 38,773,230 shares of Common Stock and 10,000 shares of Series B Preferred Stock considered issued and outstanding as of August 30, 2023, which are the only classes of the Company’s voting securities.

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SPIN-OFF

General

The Board of Directors of the Company has authorized a plan to Spin-Off Tankless365 as an independent company, anticipated to be accomplished by means of a pro rata distribution of shares of common stock of Tankless365 to all of our holders of shares of common stock of the Company. Following the Spin-Off, we will no longer own any equity in Tankless365 and Tankless365 will operate as an independent company. The exact management structure of Tankless365 has not been determined but will be determined prior to the Spin-Off.

Tankless365 was incorporated as a Nevada corporation on October 20, 2021. On a date determined by the Board of Directors of the Company, the “Distribution Date”, each Shareholder holding shares of Common Stock outstanding as of the Record Date will be entitled to receive shares of common stock of Tankless365, pro rata based on a 4:1 ratio, so that for each four (4) shares of Common Stock of the Company held by a Shareholder on the Record date, the Shareholder will receive one share of common stock of Tankless365. Immediately following the Distribution, those stockholders will own 100% of the outstanding common stock of Tankless365.

Company shareholders will not be required to make any payment, surrender or exchange your stock of the Company or take any other action to receive your shares of common stock of Tankless365. Holders of Company common stock will continue to hold their shares in the Company. There is not currently a public market for the common stock of Tankless365, and no guarantee there will ever be one.

The distribution of shares of our common stock as described in this information statement is subject to the satisfaction or waiver of certain conditions. In addition, we have the right not to complete the Spin-Off if, at any time prior to the Distribution, the Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of the Company or its stockholders.

Reasons for the Spin-Off

The Company’s Board of Directors believes that spinning off Tankless365 will allow management of Tankless365 to develop its operations and enhance shareholder value. The Board of Directors also considered risks in evaluating the Spin-Off, including, increased operating costs, the risk of being unable to achieve expected benefits from the Spin-Off, the risk of being unable to successfully complete operational transfers, the risk that the Spin-Off might not be completed, the initial costs of the Spin-Off. Notwithstanding these potentially negative factors, however, the Board of Directors determined that the Spin-Off was the best alternative to enhance stockholder value taking into account the factors discussed above.

The Board of Directors believes that spinning off Tankless365 will provide us with financial, operational and managerial benefits, including, but not limited to, the fact that the Company and Tankless365 are distinct enterprises with different opportunities, challenges, strategies and means of doing business. We believe the Spin-Off will allow us to continue to implement corporate strategies that are designed for our business and separate the corporate strategies of Tankless365.

We also considered a number of potentially negative factors in evaluating the Spin-Off, including, in the case of both companies, increased operating costs, disruptions to the businesses as a result of planning for the Spin-Off and the Spin-Off itself, the risk of being unable to achieve expected benefits from the Spin-Off, the risk that the Spin-Off might not be completed, the initial costs of the Spin-Off. Notwithstanding these potentially negative factors, however, Tankless365’ Board of Directors determined that the Spin-Off was the best alternative to enhance stockholder value taking into account the factors discussed above.

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TANKLESS365 STOCKHOLDERS WILL NOT BE REQUIRED TO PAY FOR SHARES OF TANKLESS365 COMMON STOCK RECEIVED IN THE DISTRIBUTION, OR TO SURRENDER OR EXCHANGE SHARES IN ORDER TO RECEIVE SHARES IN TANKLESS365, OR TO TAKE ANY OTHER ACTION IN CONNECTION WITH THE DISTRIBUTION.

Risks Related to the Spin-Off

The Spin-Off may not be completed.

We are actively engaged in planning for the Spin-Off. Unanticipated developments could delay or negatively affect the Spin-Off. Therefore, the Spin-Off may not be completed on the terms or in accordance with the timeline currently contemplated, if at all. Any delays in the anticipated completion of the Spin-Off may also increase the expenses we incur in connection with the transaction.

The Spin-Off requires significant time and attention of our management which could have an adverse effect on us.

Execution of the Spin-Off will require significant time and attention from management, which may distract management from the operation of our business and growth of the business. Any such difficulties could have a material and adverse effect on our business, financial condition and results of operations.

If the Spin-Off is completed, we will be a less diversified company.

If the Spin-Off is completed, we will be a less diversified company. By separating Tankless365, we may become more susceptible to market fluctuations and other adverse events than we would have been if Tankless365 were still a part of the current organizational structure, which could materially and adversely affect our business, financial condition and results of operations.

Questions and Answers

Q:	What do I have to do to participate in the Distribution?

A:

Nothing. No action will be required of stockholders to receive shares of Tankless365 common stock, which means that (i) we are not asking you for a proxy, and you should not send a proxy; (ii) you will not be required to pay for the shares of Tankless365 common stock that you receive in the Distribution; and (iii) you do not need to surrender or exchange any shares of our common stock in order to receive shares of Tankless365 common stock, or take any other action in connection with the Spin-Off.

Q:	Can the Company decide not to complete the Spin-Off?

A:	Yes. Our Board of Directors reserves the right, in its sole discretion, to amend, modify or abandon the Spin-Off and related transactions at any time prior to the Distribution Date.

Q:	Will the Tankless365 common stock be listed on a stock exchange?

A:	No. There is not a public market for the common stock of Tankless365.

Q:	Will the number of shares of Common Stock of the Company that I own change as a result of the Distribution?

A:	No. The number of shares of Common Stock of the Company that you own will not change as a result of the Distribution.

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DESCRIPTION OF TANKLESS365 CAPITAL STOCK

General

The articles of incorporation of Tankless365 authorizes the issuance of up to 100,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001, of which 10,000 shares of preferred stock have been designated as Series A Preferred Stock, which have majority voting rights of Tankless365. All of the issued and outstanding shares of common stock and preferred stock are duly authorized, validly issued, fully paid and nonassessable. The shares of common stock are not redeemable and, following the Distribution, will not have preemptive rights.

Dividend Rights

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of our common stock are entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors of Tankless365 out of legally available funds. Tankless365 has never declared or paid dividends on its common stock and currently does not anticipate paying any cash dividends after the Spin-Off or in the foreseeable future.

Voting Rights

Each holder of Tankless365 common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Our stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors.

Liquidation

In the event of our liquidation, dissolution or winding up, holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that may be designated in the future.

Preferred Stock

Upon the completion of the Distribution, the Board of Directors will have the authority, without further action by our stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series, any or all of which may be greater than the rights of common stock. The issuance of our preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation.

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NAME CHANGE

General

The Board of Directors of the Company has authorized a plan to change the name of the Company from Trutankless, Inc to Xeritech, Inc.

Reasons for the Name Change

The Company’s Board of Directors believes that the Name Change is in the best interest of the Company and its shareholders to better reflect the Company’s expanding operations and strategy.

CAUTIONARY NOTICE CONCERNING FORWARD-LOOKING STATEMENTS

This Information Statement and the other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events, particularly in relation to our operations, cash flows, financial position, plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, predictive, future-tense or forward-looking words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by any such forward-looking statements. We caution that the forward-looking statements included in this information statement represent our estimates and assumptions only as of the date of this information statement and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management’s beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. Assumptions, expectations, projections, intentions and beliefs about future events may, and often do, vary from actual results and these differences can be material. There are a variety of factors, many of which are beyond our control, which affect our operations, performance, business strategy and results and could cause actual reported results and performance to differ materially from the performance and expectations expressed in these forward-looking statements. These factors include, but are not limited to, the strength of the economy and the financial markets in which we operate; and the other risks and uncertainties that are outlined in this information statement. As a result, the forward-looking events discussed in this information statement might not occur and our actual results may differ materially from those anticipated in the forward-looking statements. In light of these uncertainties, stockholders are cautioned not to place undue reliance on the information contained in forward-looking statements. We undertake no obligation to update or revise any forward-looking statements contained in this information statement, whether as a result of new information, future events, a change in our views or expectations or otherwise. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, we cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.

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WHERE YOU CAN GET ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission. Such reports, proxy statements and other information are available on the Commission’s website at www.sec.gov. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Room 1580, Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Information is to be mailed.

By order of the Board of Directors

/s/ Michael Stebbins
Michael Stebbins
Chief Executive Officer, Chief Financial Officer and Director

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